Exhibit 99.1

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[LOGO]

[GRAPHIC]

Cano Presentation – May 17, 2006
National Association of Stockbrokers

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

Disclosure Statements

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005 and Cano’s Form 10-QSB for the fiscal quarter ended March 31, 2006, available from Cano by calling 866.314.2266. These forms also can be obtained from the SEC at www.sec.gov .

PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2005 (Cano’s fiscal year end) of $56.54 per boe, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce the reserves.

NAV/share (Net Asset Value/share) Calculation is based on the AG Edwards research model and is for comparative purposes only. The value is derived from the PV10 value of proved reserves adjusted to a $45 price deck, with further adjustments for balance sheet items including other assets and liabilities, and accounts for potential future dilution from options and warrants currently issued.

WWW.CANOPETRO.COM	•	Amex: CFW

Cano Business Model

Secondary and Enhanced Oil Recovery

Market	Managed Risk	Early Mover

Domestic/Int’l demand strong and growing	No exploration risk	Business model established
	No international or	Team and
Supply issues	offshore risk	relationships built

Favorable economics	Limited engineering risk	Asset accumulation

Minimal Competition to Date

Stock Snapshot

Amex listed	CFW
# Shareholders	~8,000
Recent price	$7.43
High-low range	$3.50 - $10.65
Average volume (10-day)	273,960
Average volume (3-mos)	246,668
Market Cap	$200 million
Debt	$67.750 million
Shares outstanding	26.9 million
Float Shares	19.0 million

As of May 12, 2006

Share Distribution (Estimated)

[CHART]

Reporting Institutional Holders

Institution Name	Shs Held	Rpt Date
Wellington Management Company	3,315,000	12-31-05
Touradji Capital Management, LP	1,613,100	12-31-05
Sterling Johnston Capital Management	642,600	12-31-05
Barclays Global Investors International	383,266	12-31-05
Tobias Bros	241,400	03-31-06
Pennant Capital Management Inc	207,700	12-31-05
Quaker Partners, LLC	152,600	12-31-05
Castle Ark Management	87,800	03-31-06
Myers (James M) Research	70,000	03-31-06
Jana Partners, LLC	55,900	12-31-05
Exis Capital Management, LLC	50,000	03-31-06
Royce & Associates	39,400	03-31-06
Vanguard Group	32,300	03-31-06
Mellon Financial Corp	26,000	03-31-06
Harris Investment Management	15,100	03-31-06

Source: MSN Money – May 15, 2006

Business Strategy

•                  Acquire low-cost assets suitable for EOR and with a high ratio of probable/possible to proved reserves

•                  Convert PUD to PDP through waterflood - convert probables and possibles to PUD (then PDP) by applying EOR technologies

Primary Production

High risk

Lowest lifting cost

10% to 20% recovery of OOIP

[CHART]

Secondary Recovery - Waterflood

Low risk

Higher lifting cost

10% to 30% additional recovery of OOIP

[CHART]

Tertiary Recovery

Enhanced Oil Recovery - EOR

15% to 25% additional recovery of OOIP

[CHART]

[GRAPHIC]

Enhanced Oil Recovery

•                  Gas Flooding

•                  CO2

•                  Nitrogen

•                  Chemical Flooding

•                  Alkaline-Surfactant-Polymer

•                  Surfactant-Polymer

Sandstone core after waterflood —
before surfactant-polymer flood

[GRAPHIC]

Sandstone cores flooded with surfactants and polymers

Surfactant alone recovers more oil, but bypasses some due to poor mobility control.	[GRAPHIC]
(ie, water with soap alone is too thin to clean all the oil)
[ß--------------------------------12”-------------------------------à]
Surfactants with polymer clean oil evenly. Good mobility control with the right surfactant = substantial oil recovery.	[GRAPHIC]
(ie, thick water with soap cleans more oil out of rock)

Nowata SP Flood Model

[CHART]

ASP Model Advantages

•                  Reliable technology dates back to the 1950’s

•                  Significant technological advances in the last 25 years

•                  Applied in known mature fields

•                  Cost per incremental barrel: $12 - $15

Production & Reserves

Rich Valley	Acreage: 4,500	[GRAPHIC]	Nowata	Acreage: 2,601
780 Mboe proved; 937 Mboe probable 120 boepd			1,537 Mboe proved; 4,527 Mboe probable 200 boepd

Panhandle	Acreage: 27,000		Davenport	Acreage: 2,178
34,497 Mboe proved; 48,501 Mboe prob/poss 800 boepd			484 Mboe proved; 11,039 Mboe probable 50 boepd

Twister	Acreage: 9,700		Corsicana	Acreage: 341
7,047 Mboe proved; 4,574 Mboe prob/poss 400 boepd			847 Mboe proved; 1,580 Mboe probable

Desdemona	Acreage: 9,968
1,986 Mboe proved; 24,652 Mboe prob/poss 30 boepd

Total Production:   ~1,600 boepd

Total Reserves	Total Acreage: 56,288
	Mboe	BT PV10
Proved	47,178	$421,400,000
Probable/Possible	95,810	$1,313,124,980

Nowata

June 05	Sept 06	June 07	June 08	Jan 09
Engineering and Geo. Study SHE Upgrades	Execute SP Pilot	Pilot Response Prob Proved	SP Field-wide	Peak
1,537 Mboe Proved		4,527 (Incremental)
200 BOEPD	216	410	4,372	5,495

Davenport

June 05	June 07	June 08	June 09	Mar 11
Engineering, Geological SP Lab Studies SHE Upgrades	Execute SP Pilot	Pilot Response Prob Proved	SP Field-wide	Peak
484 Mboe Proved		11,039 (Incremental)
30 BOEPD	50	147	236	11,748

Desdemona

June 05	June 06	June 08	June 09	Jan 10	Jan 12

Studies SHE Upgrade WF Pilots	WF Pilot Response Prob Proved	WF Expansion SP Lab Study	Full WF Resp. SP Pilots Prob Proved	SP Field-wide	Peak
1,986 Mboe Proved		6,233	18,419 (Incremental)
30 BOEPD		212	1,383	2,329	10,590

Enhanced Oil Recovery — Upgrading Probable/Possible to Proved Reserves

[CHART]

Corporate Strategy FY2006-2009

•                  Execution, Execution, Execution

•                  Increase production/cash flow

•                  Develop Panhandle & Twister PUD’s

•                  Convert probable reserves to proved

•                  implement waterflood at Desdemona

•                  launch of Nowata SP project

•                  apply SP at Davenport

•                  horizontal drill at Rich Valley

•                  horizontal drill and apply SP at Corsicana

•                  Acquisition of additional properties that fit our business model

Asset Development Plan
 Oct 05 — Dec 06

Davenport	$1.4M	47 boepd – PDNP, SP evaluation, and $700K for 10.5% ORRI
Rich Valley	$3.7M	140 boepd – drill 7 infill wells, PDNP, Waterflood eval. and SH&E upgrades. Proves infill program.
Nowata	$4.0M	58 boepd – SP chemistry and pilot, PDNP, SH&E. Proves SP reserves.
Desdemona	$3.7M	354 boepd – waterflood pilots, PDNP, gas sales, SWD facility, reservoir characterization. Proves waterflood resv.
Corsicana	$0.8M	48 boepd, prove up horizontal well technology, SP chemistry evaluation
Panhandle	$1.0M	Initiate waterflood pilot, PDNP’s
Total	$14.6M	Incremental 647 boepd production, proves additional 10.9 MMboe reserves with a PV10 of $247 million.

Annual CapEx Requirements

[CHART]

Projected Production Growth

[CHART]

Production/Expense Model - Total

[CHART]

Acquisition Model

•                  Strategic fit

•                  Regional growth opportunities

•                  Low reserve cost

•                  Generate free cash flow

•                  Accretive

•                  Upside potential

Transaction Summary – Panhandle

		$m
•	Consideration
	• Cash	$2,000
	• 1,791,320 shares x $4.60/share	8,240
	• Debt ($30M senior, $15M sub)	45,000
	• Total consideration	$55,240
•	Proved Reserves – 34,497,000 boe ($1.45/boe)
•	Probable/Possible – 48,501,000 boe
•	Current Production of ~800 boepd
•	830/780/740 boepd hedged against price decrease ($60 in year 1, $55 in years 2 and 3)
•	No hedge against price increase – upside not “capped”

Transaction Summary – Twister

•	Consideration	$24,000,000
• Financed with senior credit facility (libor +2.25%)
•	Proved Reserves – 7,047,000 boe ($3.25/boe)
•	Probable/Possible – 4,574,000 boe
•	Current Production of ~400 boepd
•	200/180/160 boepd hedged against price decrease ($60 all 3 years)
•	No hedge against price increase – upside not “capped”

Primary Challenges

•                  Pricing

•                  Running out of cheap oil

•                  Demand growth – China, India

•                  U.S. production in decline – Global?

•                  Geopolitical influences – supply disruption

•                  Execution

•                  Experienced team

•                  Strategic relationships

EOR Project Execution

CANO

SERVICES	EOR PROJECT	LAB

CONSTRUCTION

Primary Challenges

•                  Pricing

•                  Running out of cheap oil

•                  Demand growth – China, India

•                  U.S. production in decline – Global?

•                  Geopolitical influences – supply disruption

•                  Execution

•                  Experienced team

•                  Strategic relationships

•                  Capital constraints?

Institutional Direct Investors

Wellington Management

Spindrift Partners, LP

Spindrift Investors, LP

Howard Hughes Medical Institute

The Robert Wood Johnson Foundation

Laborer’s District Council and Contractors’ of Ohio Pension Fund

Ohio Carpenters’ Pension Fund

New York Nurses Association Pension Plan

Public Sector Pension Investment Board

Touradji Global Resources Master Fund, Ltd

Renaissance U.S. Growth Investment Trust, PLC

Crestview Capital Master, LLC

BFS U.S. Special Opportunities Trust, PLC

Equity Funding Activities to Date

Date	Shares	Price		Proceeds
May 04	666,667	$3.00		$2,000,000
June-Aug 04	1,800,000	$3.75		$6,750,000
Mar 05	1,350,000	$3.75		$5,062,500
Sept 05	2,603,864	$4.14	(1)	$10,780,000
Sept 05	2,100,000	$4.14	(2)	$8,694,000

(1) then current market price

(2) then $0.16 premium to market price

Reporting Institutional Holders

Institution Name	Shs Held	Rpt Date
Wellington Management Company	3,315,000	12-31-05
Touradji Capital Management, LP	1,613,100	12-31-05
Sterling Johnston Capital Management	642,600	12-31-05
Barclays Global Investors International	383,266	12-31-05
Tobias Bros	241,400	03-31-06
Pennant Capital Management Inc	207,700	12-31-05
Quaker Partners, LLC	152,600	12-31-05
Castle Ark Management	87,800	03-31-06
Myers (James M) Research	70,000	03-31-06
Jana Partners, LLC	55,900	12-31-05
Exis Capital Management, LLC	50,000	03-31-06
Royce & Associates	39,400	03-31-06
Vanguard Group	32,300	03-31-06
Mellon Financial Corp	26,000	03-31-06
Harris Investment Management	15,100	03-31-06

Source: MSN Money – May 15, 2006

Proved PV10 Value* v. Share Price

[CHART]

*net of debt

Peer Group(1) Comparison

Company	Tkr	Price (5/11)	Shrs Out	Proved MBOE	% PUD	Price/Proved MBOE	Mkt Cap	NAV/sh(2)	Price/NAV
			(mm)				(mm)
Southwestern	SWN	$39.30	171.3	161.5	50	$41.68	$6,732	$10.51	374%
Ultra	UPL	$67.08	163.2	386.3	21	$28.34	$10,948	$24.40	275%
Quicksilver	KWK	$43.68	82.8	208.8	25	$17.32	$3,617	$15.33	285%
Western Gas	WGR	$56.89	75.4	153.5	62	$27.93	$4,288	$46.14	123%
Cimarex	XEC	$44.23	83.5	238.0	44	$15.52	$3,694	$42.22	105%
Denbury	DNR	$33.29	119.9	197.5	52	$20.21	$3,992	$18.35	181%
St. Mary Land	SM	$41.07	67.0	143.8	72	$19.15	$2,754	$31.23	131%
Houston Exp	THX	$55.40	29.3	123.3	79	$13.17	$1,624	$61.38	90%
Whiting	WLL	$42.42	36.8	263.5	36	$5.93	$1,563	$46.14	92%
Swift	SFY	$45.22	30.0	131.7	23	$10.29	$1,356	$46.25	98%
Remington	REM	$46.03	28.8	46.5	48	$28.47	$1,324	$39.55	116%
Delta Petroleum	DPTR	$19.64	51.1	57.8	27	$17.37	$1,004	$14.40	136%
GMX Resources	GMXR	$43.31	11.2	27.0	15	$17.96	$485	$23.22	186%
Gasco	GSX	$5.22	85.0	12.8	50	$34.68	$444	$1.36	384%
Clayton Williams	CWEI	$42.54	11.4	50.5	66	$9.56	$483	$58.05	73%
Callon	CPE	$20.89	19.4	31.5	60	$12.82	$404	$26.03	80%
Exploration Co	TXCO	$11.50	33.5	6.5	30	$59.23	$385	$4.68	245%
Teton Energy	TEC	$7.23	11.4	NA	NA	NA	$82	$2.47	293%
Average					44.7	$22.33			182%
Average (ex. hi/lo)					44.4	$20.96			176%
Cano Petroleum	CFW	$7.95	26.9	47.2	75	$4.53	$214	$ ~11.70	~68%

(1) Source (Peer group data): AG Edwards/Source (CFW data): Cano Petroleum

(2) See NAV/sh Calculation on Slide 2

Potential Equity Valuation

Current stock price	$7.43/share

Shares outstanding	26.9 million

Market capitalization	$200,000,000

Proved reserves (boe)	47 million

PV10 proved reserves (less debt)	$353,650,000

PV10 proved reserves (less debt)	$13.18/share

Probable/Possible reserves (boe)	95.8 million

PV10 prob/poss reserves	$1.3 billion

PV10 prob/poss reserves	$48.32/share

Probables/Possibles (Risked 50%) = $24.16/share

[LOGO]

[GRAPHIC]

© Cano Petroleum Inc, 2006

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

Rich Valley

[GRAPHIC]

•                  Acquired for $2.2 million

•                  4,500 ac, Grant County, OK

•                  Mississippian Carbonate, 37 API

•                  Proved: 780 Mboe

•                  Probable: 937 Mboe

•                  Production: ~120 boepd

Strategy

Horizontal lateral drilling program anticipated Q3 06.

Corsicana

[GRAPHIC]

•                  Acquired leases for $33,000

•                  341 ac, Navarro County, TX

•                  Nacatoch Sand, 850 ft, 22 API

•                  OOIP: 10 Million bbls

•                  Proved: 847 Mboe

•                  Probable: 1,580 Mboe

Strategy

Reactivate old patterns and implement a polymer flood anticipated in Q4 06.

Nowata

[GRAPHIC]

•                  Acquired for $2.5 million

•                  2,601 ac, Nowata County, OK

•                  Bartlesville Sand, 650 ft., 34 API

•                  OOIP: 58 Million bbls

•                  Proved: 1,537 Mboe

•                  Probable: 4,527 Mboe

•                  Production ~200 boepd

Strategy

ASP 24% recovery of core OOIP, pilot construction underway. Anticipate ASP pilot injection to commence Q3 06, response expected Q2 07.

Davenport

[GRAPHIC]

•                  Acquired for $0.9 million

•                  2178 ac, Lincoln County, OK

•                  Prue Sand, 3,300 ft., 48 API

•                  OOIP: 58 Million bbls

•                  Proved: 484 Mboe

•                  Probable: 11,039 Mboe

•                  Production ~50 boepd

Strategy

SP core testing underway, results expected Q2 06. Anticipate SP pilot injection to commence Q3/Q4 06.

Desdemona

[GRAPHIC]

•                  Acquired for $7.6 million

•                  9,968 ac, Erath, Eastland, Comanche Counties, TX

•                  Duke Sand, 2,850 ft, 37 API

•                  OOIP: 92 Million bbls

•                  Proved: 1,986 Mboe

•                  Probable: 24,652 Mboe

•                  Production: ~30 boepd

Strategy

Increase current production with workovers and recompletions. Implementation of waterflood pilot is underway. Initiate gas sales

Twister

[GRAPHIC]

•                  Acquired for $24 million

•                  9,700 ac, Carson, Hutchinson and Gray Counties, TX

•                  Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API

•                  OOIP: 161 Million bbls

•                  Proved: 7,047 Mboe

•                  PDP: 2,100 Mboe

•                  PUD: 4,947 Mboe

•                  Probable/Possible: 4,574 Mboe

•                  Production: ~400 boepd

Strategy

Increase current production with workovers and recompletions. Waterflood planning is underway, expected start in 2008.

Panhandle

[GRAPHIC]

•                  Acquired for $55.2 million

•                  27,000 ac, Carson, Hutchinson and Gray Counties, TX

•                  Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API

•                  OOIP: 600 Million bbls

•                  Proved: 34,497 Mboe

•                  PDP: 5,100 Mboe

•                  PUD: 29,397 Mboe

•                  Probable/Possible: 48,501 Mboe

•                  Production: ~800 boepd

Strategy

Increase current production with workovers and recompletions. Waterflood planning is underway, expected start in Q3 06.